SECURITIES AND EXCHANGE COMMISSION
                       			WASHINGTON, D. C.  20549

                               				FORM 8-K

                                CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



      	       April 26,  1996
- ------------------------------------------------
Date of Report (Date of earliest event reported)



                         			   PEOPLES BANCORP INC.
               	------------------------------------------------------
               	(Exact name of Registrant as specified in its charter)


                              				  0-16772
                       			  ----------------------
                       			  Commission File Number


		     Ohio                                               31-0987416
- ----------------------------------------------    ------------------------
(State or other jurisdiction of incorporation)         (I.R.S. Employer
                                         						    Identification Number)


	  138 Putnam Street
	    P.O. Box 738,
	    Marietta, Ohio                                           45750
- ----------------------------------------              -------------------
(Address of principal executive offices)                   (Zip Code)



            		 Registrant's telephone number, including area code:
                            				 (614) 373-3155


                            				 Not applicable
     	     -------------------------------------------------------------
	          (Former name or former address, if changed since last report)




Item 1.  Changes in Control of Registrant
        	Not applicable.


Item 2.  Acquisition or Disposition of Assets

PART A - DESCRIPTION OF THE TRANSACTION:
- ----------------------------------------
   On December 14, 1995, The Peoples Banking and Trust Company ("Peoples Bank"), An Ohio banking corporation which is a wholly-owned subsidiary of Peoples Bancorp Inc., an Ohio corporation (the "Registrant"), entered into an Office Purchase and Assumption Agreement with Bank One, Athens, N.A. ("Bank One") providing for the purchase by Peoples Bank from Bank One of certain liabilities used in or relating to the banking business conducted by three (3) full-service offices (the "Offices") of Bank One: (1) the Gallipolis Office located at 352 Second Avenue, Gallipolis, Gallia County, Ohio 45631; (2) the Pomeroy Office located at 115 Court Street, Pomeroy, Meigs County, Ohio 45769; and (3) the Rutland Office, Salem Street, Rutland, Meigs County, Ohio 45770 (the "Acquisition"). In addition to the Offices mentioned in the preceding sentence, Peoples Bank also assumed nearby Motor Offices and automated teller machines in both Gallipolis and Pomeroy.

   The Office Purchase and Assumption Agreement (the "Agreement"), provides for (1) the acquisition of the fixed assets of the Offices (including the real estate on which the Offices are situated and certain items of furniture, fixtures and equipment); (2) the assumption of Bank One's indebtedness, obligations, duties and liabilities (the "Deposit Liabilities" related to certain deposit accounts; and (3) the assumption of the safety deposit business conducted at the Offices. Bank One retained all of the loans attributable to the Offices except for a minimal amount of loans collateralized by deposit accounts
(the "Purchased Loans"). Peoples Bank assumed the Deposit Liabilities related to all deposit accounts (including savings accounts, checking, Money Market and NOW accounts, individual retirement accounts, and certificates of deposit) attributable to the Offices, except those related to deposit accounts which:
(a) had been pledged to secure a loan or other extension of credit made by Bank One to one of its customers, other than a Purchased Loan; or (b) Bank One elected to retain because the depositor was an obligor on a loan or other extension of credit made by Bank One to one of its customers, other than a Purchased Loan.

   Peoples Bank was required to obtain the approval of the Board of Directors of the Federal Deposit Insurance Corporation ("FDIC") and the Ohio Superintendent of Banks in order to consummate the Acquisition. The approval from the Ohio Superintendent of Banks was obtained on March 8, 1996 and the approval of the FDIC regional office in Chicago, Illinois, acting on behalf of the FDIC's Board of Directors was obtained on March 15, 1996.

   The Acquisition was consummated at the close of business on April 26, 1996. Bank One paid interest on all demand deposit accounts and savings accounts up to and including April 26, 1996 prior to the assumption of the Deposit Liabilities by Peoples Bank. Bank One accrued all interest earned on all time deposit accounts up to and including April 26, 1996 and the accrued interest became an accrued liability that was assumed by Peoples Bank as a part of the accrued liabilities associated with the assumption of the Deposit Liabilities represented by those time deposit accounts. Peoples Bank is liable for all interest payable with respect to the assumed deposit accounts after April 26, 1996.


PART B - FINANCIAL INFORMATION
- ------------------------------
   The majority of the acquired deposits were time deposits: certificates of deposit ("CD's") and individual retirement accounts ("IRA's"). the following table provides certain financial information with regards to the Acquisition and details the amount of deposits acquired pursuant to the terms of the Agreement:


     Core deposits assumed (1)                         $  73,874,000
     Less:  Cash received                                 67,324,000
     Less:  Value of acquired property and equipment         826,000
     Add:   Miscellaneous items (2)                          370,000
					                                               	  -------------
              Net purchase price (3)                   $   5,354,000
                                               						  =============

     (1)  Detail of core deposits assumed:
          Non-interest bearing demand deposits         $   5,553,000
          Interest-bearing demand deposits                 6,015,000
          Savings accounts                                10,113,000
          NOW and SuperNOW accounts                       11,423,000
          CD's and IRA's                                  40,770,000
                                               						  -------------
            	  Total acquired deposits                 $  73,874,000
                                               						  =============

     (2) Miscellaneous items include accrued interest payable, deferred expenses, and other related liabilities involved with the final settlement of the Acquisition.

     (3) Net purchase price equals excess costs over net assets acquired less value of acquired property and equipment.


   The value of the property and equipment was mutually agreed upon by Peoples Bank and Bank One after consummation of the transactions contemplated by the Agreement and deducted from the excess costs over net assets acquired. In addition to the acquired deposits and property and equipment related to the Offices, Peoples Bank also assumed several loans in the form of lines of credit which were immaterial in dollar amount.


Item 3.  Bankruptcy or Receivership
        	Not applicable.


Item 4.  Changes in Registrant's Certifying Accountant
        	Not applicable.


Item 5.  Other Events
         Not applicable.


Item 6.  Resignations of Registrant's Directors
         Not applicable.


Item 7.  Financial Statements and Exhibits

        	(a)  Financial statements of businesses acquired:
		                  Not applicable.
        	(b)  Pro forma financial information:
		                  Not applicable.
        	(c)  Exhibits:
        	     2 (a)  Office Purchase Agreement, dated December 14, 1996,
		                   by and between Bank One, Athens, N.A. and
               		    The Peoples Banking and Trust Company.


Item 8.  Change in Fiscal Year
        	Not applicable.



                    			       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE:  May 13, 1996                   PEOPLES BANCORP INC.
                               	      --------------------
                            				      Registrant

                     			      By:     /s/  ROBERT E. EVANS
                            				      Robert E. Evans
                            				      President and Chief Executive Officer





                  			      INDEX TO EXHIBITS


 Exhibit                                                       Page
 Number              Description                              Number
- ---------  ----------------------------------------  -----------------------
  2 (a)    Office Purchase Agreement, dated          Incorporated herein by
       	   December 14, 1996, by and between         reference to Exhibit 2
       	   Bank One, Athens, N.A. and                of Registrant's Annual
       	   The Peoples Banking and Trust Company.    Report on Form 10-K for
                                          						     the fiscal year ended
                                          						     December 31, 1995
                                          						     (File No. 0-16772).